EXHIBIT 6.14


                  1999-2000 DONATED FOOD DISTRIBUTOR AGREEMENT

            FOR DELIVERY OF END PRODUCTS CONTAINING USDA COMMODITIES
                TO ELIGIBLE AGENCIES IN THE STATE OF CALIFORNIA

This Donated Food Distributor Agreement is hereby entered into between Diggy Foods, Inc. (hereinafter called Processor) and
------------------
(Processor)

ASR Food Distributor (hereinafter called Distributor).
--------------------
(Distributor)

Said distributor agrees to perform as its part of this agreement, the pickup and distribution of food items containing United States Department of Agriculture
(USDA) donated foods to eligible recipient agencies (RA) in California.

The distributors responsibilities include:

1. The distributor agrees to deliver the processor's products containing USDA donated foods only to eligible RAs for whom the end products were received and who participate in the USDA Commodity Food Program. The distributor agrees to place orders with processors for end products based on orders from RAs.

2. The distributor is aware and agrees that if the end products containing USDA donated foods are delivered to ineligible RAs, the distributor will be billed by the processor for the value of USDA donated foods contained in the end product. The fair value of the donated foods and the eligibility of an agency will be as determined by the State Distributing Agency (DA).

3. The distributor must maintain supporting inventory records inclusive of signed receipts and delivery receipts. As a minimum, the supporting records must reflect:

     A. Quantities of end products on hand at the beginning of the month.

     B. Quantities of end products received from processor for the month.

     C. Quantities of end products delivered to each RA for the month. The distributor must ensure that delivery tickets or bills of lading for products delivered to eligible RAs contain the following:

          a. Name of receiving agency.

          b. Date product received.

          c. Processor name.

          d. Quantities of end products delivered.

          e. End product code number.

          f. End product name and packsize.

          g. End product price with donated food.

     D. Quantities of end products on hand at end of each month.

4. If processor operates under the California Value-Pass-Through system, the distributor must prepare and submit a Monthly Distributor Summary report to processor for the past 30 days activity by the 8th of the month. The report must be supported by signed delivery vouchers from RAs. As a minimum, the Monthly Distributor Summary report must contain the following items of information:

     A. RA name and agency number.

     B. Processor name.

     C. Quantities of end products delivered.

     D. End product code number.

     E. A certification signed by the distributor stating the contract value of the USDA commodities contained in each case of end product has passed on to the RA in the form of a discount.

5. The distributor must produce copies of delivery documents to validate the processor's random sample of reports when requested by the processor.

6. The distributor must cooperate with the processor, DA and/or USDA in any reverification effort required to substantiate that end product and the value pass through have been received.

7. The distributor shall retain all records pertaining to the pickup and/or distribution of end products containing USDA commodities for three (3) years from the close of the federal fiscal year to which they pertain or longer if required for resolution of an audit or litigation. All records shall be made available for inspection by representatives of the processor, DA and/or USDA at any time, without prior notice, during normal office hours. Representatives of DA and USDA shall have the right to inspect products of processors containing USDA donated food and substituted commercial food in the possession of distributor and the facilities used in handling, storing, and transporting those products.

This agreement shall become effective on 5-21, 1999 and will terminate on June 30, 2000. This agreement may be terminated by either party upon 30 days written notice to the other.

This agreement shall be terminated immediately upon determination by either the DA or the USDA of noncompliance by the distributor with any of the terms and conditions of this agreement. A finding of noncompliance may be cause for termination of Donated Food Distributor Agreements with all other processors with whom distributor does business. Noncompliance findings may also subject the distributor to criminal or civil prosecution.

The distributor recognizes and accepts the facts that this is not an exclusive agreement. Distributor assures it will not interfere with processor's right to deliver products through other distributors. DA warehouses, or direct to recipient agencies.


ASR Food Distributors                              5-21-99
------------------------------------------------------------------------
Distributor Name:                                   Date:

6100 Sxxx Street                              Commerce, CA 90040
------------------------------------------------------------------------
Address:                                         City, State, Zip

                         illegible President       323 8904525
------------------------------------------------------------------------
Signature:                     Title:                Phone:

XXXX Foundation, Inc./Dippy Foods, Inc.
------------------------------------------------------------------------
Processor Name                                      Date:

Mike Falk                  General Manager         714 220-0224
------------------------------------------------------------------------
Signature:                      Title:               Phone:


                       STATE DISTRIBUTING AGENCY APPROVAL:


Walt Henry                                          Manager
-----------------------                             ----------------------
(Name)                                              (Title)


Walt Henry                                          6-29-99
-----------------------                             ----------------------
(Signature)                                         (Date)

THIS IS AN ORIGINAL  SCHEDULE  UNLESS  CHECKED BELOW                                                         Basis of Price (check):

X  Original  Schedule  (Submitted  w/Agreement no Change) END PRODUCT DATA SCHEDULE Contract Year: 1999-2000
--
   Additional Schedule (Submitted after Agreement Approval) ALL DONATED FOOD EXCLUDING POULTRY               FOB Plant  X
---                                                                                                                   ---
   Revised Schedule                                     Short Title  PB10     Commodity Code 6475            Delivered
---                                                                -----------              -------                   ---
                                                                                                             Other
                                                                                                                      ---

--------------------------------------------------------------------------------------------
                                                                 PRODUCT FORMULATION
              END PRODUCT DESCRIPTION                               RAW BATCH BASIS
--------------------------------------------------------------------------------------------
                                                  Net
                                       Size     weight,     Name raw ingredients  Quantity
                              Net     and/or   in ounces,    in batch; place "DF" of each
End product label name,     weight   servings  or portion    after each donated   item in
type, code number, etc.    per case  per case  component            food.          pounds
         1                    2         3         4                   5              6
--------------------------------------------------------------------------------------------
Berry Berry Dippers         18.13       40       2.00        PB 10          DF     5.50
82325
--------------------------------------------------------------------------------------------
                                                 2.50        Berry Berry Apple     6.25
                                                                           Fruit
--------------------------------------------------------------------------------------------
                                                 2.75        Cinnamon Tortilla     6.88
                                                                           Chips
--------------------------------------------------------------------------------------------
TOTALS                     Total portion weight  7.25        Total batch weight   18.63
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                  END PRODUCT RETURN
                                  BASED ON PRODUCTION                             DONATED FOOD VALUE
---------------------------------------------------------------------------------------------------------------------
                                  Pounds                     Lbs. of                Dollars
                       Number    "DF" to      Percentage      each       Case         per
                      of cases   make one        of           "DF       Price     allowable
                      per raw   case of end   manufacture   contained   not using    pound     Value "DF"   Net case
                       batch      product       yield       per case     "DF"       of "DF"     per case      price
                         7           8            9            10         11          12           13           14
---------------------------------------------------------------------------------------------------------------------
Berry Berry Dippers    1.00        5.50         91.00        5.00       $34.00      $0.77       $3.85       $30.15
82325
---------------------------------------------------------------------------------------------------------------------
                                   6.25                      6.25

---------------------------------------------------------------------------------------------------------------------
                                   6.88                      6.88

---------------------------------------------------------------------------------------------------------------------
TOTALS                                                      18.13       $34.00                  $3.85       $30.15
---------------------------------------------------------------------------------------------------------------------

                                                                  -----------------------------------------------
By-products other than rework will be product YES   NO X If yes    PLEASE PRINT OR TYPE
refer to Articles 12 and 35 for further requirements.
CERTIFICATION REQUIRED: (DA must indicate option required)                 Dippy Foods Inc./Feedback Foundation
                                                                           ------------------------------------
                                                                           Name of Company
Donated Poultry Requires (Option 1)
                                   ------                                  Jon Stevenson
                                                                           ------------------------------------
Donated Poultry (Option 2)                                                 Name of Authorized Representative

Donated Meat Requires Option 1                                             President
Certification on Nonsubstitution                                           ------------------------------------
and Nondiversion                                                           Title of Authorized Representative
                                   ------
                                                                           Jon Stevenson              6-26-99
                                                                           ------------------------------------
                                                                           Signature                Date Signed

                                                                  -----------------------------------------------
Optional 2 Metal Detection Only
                                   ------                                  ------------------------------------
                                                                           State Agency Approval Signature
Option 2 Additional Requirements
Attached and signed by DA and
Processor                                                                    CA                     7/1/99
                                   ------                                  ------------------------------------
                                                                           State                 Effective Date
                                                                   -----------------------------------------------

FORMULATION,  RETURN, AND FEE FOR SERVICE CANNOT BE CHANGED DURING THE AGREEMENT
PERIOD WITHOUT PRIOR APPROVAL OF DA.

THIS IS AN ORIGINAL  SCHEDULE  UNLESS  CHECKED BELOW
                                                        Basis of Price (check):

X    Original  Schedule  (Submitted  w/Agreement  no Change)  END  PRODUCT  DATA
     SCHEDULE Contract Year: 1999-2000
---

X    Additional Schedule  (Submitted after Agreement  Approval) ALL DONATED FOOD
     EXCLUDING POULTRY FOB Plant
---
                                                                                                                    ---
   Revised Schedule     Short Title PB RDU-FAT 10  Commodity Code 6476         Delivered
---                                                               -------------                -------                 ---
                                                                                                             Other
                                                                                                                       ---

--------------------------------------------------------------------------------------------
                                                                 PRODUCT FORMULATION
              END PRODUCT DESCRIPTION                               RAW BATCH BASIS
--------------------------------------------------------------------------------------------
                                                  Net
                                       Size     weight,     Name raw ingredients  Quantity
                              Net     and/or   in ounces,    in batch; place 'DF' of each
End product label name,     weight   servings  or portion    after each donated   item in
type, code number, etc.    per case  per case  component            food.          pounds
         1                    2         3         4                   5              6
--------------------------------------------------------------------------------------------
Cherry Dippers              18.13       40       2.00        PB RDU-FAT 10   DF    5.50
81303
--------------------------------------------------------------------------------------------
                                                 2.50        Cherry Apple Fruit    6.25
                                                                           Fruit
--------------------------------------------------------------------------------------------
                                                 2.75        Cinnamon Tortillas    6.88
                                                                           Chips
--------------------------------------------------------------------------------------------
TOTALS                     Total portion weight  7.25        Total batch weight   18.63
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                  END PRODUCT RETURN
                                  BASED ON PRODUCTION                             DONATED FOOD VALUE
---------------------------------------------------------------------------------------------------------------------
                                  Pounds                     Lbs. of                Dollars
                       Number    "DF" to      Percentage      each       Case         per
                      of cases   make one        of           'DF'       Price     allowable
                      per raw   case of end   manufacture   contained   not using    pound     Value 'DF'   Net case
                       batch      product       yield       per case     "DF"       of "DF"     per case      price
                         7           8            9            10         11          12           13           14
---------------------------------------------------------------------------------------------------------------------
Cherry Dippers         1.00        5.50         91.00        5.00       $34.00      $1.03       $5.16       $28.84
81303
---------------------------------------------------------------------------------------------------------------------
                                   6.25                      6.25

---------------------------------------------------------------------------------------------------------------------
                                   6.88                      6.88

---------------------------------------------------------------------------------------------------------------------
TOTALS                                                      18.13       $34.00                  $5.16       $28.84
---------------------------------------------------------------------------------------------------------------------

                                                                   -----------------------------------------------
By-products other than rework will be product YES   NO X If yes    PLEASE PRINT OR TYPE
refer to Articles 12 and 35 for further requirements.
CERTIFICATION REQUIRED: (DA must indicate option required)                 Dippy Foods Inc./Feedback Foundation
                                                                           ------------------------------------
                                                                           Name of Company
Donated Poultry Requires (Option 1)
                                   ------                                  Jon Stevenson
                                                                           ------------------------------------
Donated Poultry (Option 2)                                                 Name of Authorized Representative

Donated Meat Requires Option 1                                             President
Certification on Nonsubstitution                                           ------------------------------------
and Nondiversion                                                           Title of Authorized Representative
                                   ------
                                                                           Jon Stevenson              6-26-99
                                                                           ------------------------------------
                                                                           Signature                Date Signed

                                                                  -----------------------------------------------
Optional 2 Metal Detection Only                                                        illegible
                                   ------                                  ------------------------------------
                                                                           State Agency Approval Signature
Option 2 Additional Requirements
Attached and signed by DA and
Processor                                                                   CA                       7/1/99
                                   ------                                  ------------------------------------
                                                                           State                 Effective Date
                                                                   -----------------------------------------------

FORMULATION,  RETURN, AND FEE FOR SERVICE CANNOT BE CHANGED DURING THE AGREEMENT
PERIOD WITHOUT PRIOR APPROVAL OF DA.

THIS IS AN ORIGINAL  SCHEDULE  UNLESS  CHECKED BELOW                                                       Basis of Price  (check):
Original  Schedule  (Submitted  w/Agreement no Change) END PRODUCT DATA SCHEDULE Contract Year: 1999-2000

   Additional Schedule (Submitted after Agreement Approval) ALL DONATED FOOD EXCLUDING POULTRY              FOB Plant   X
---                                                                                                                    ---
   Revised Schedule                                   Short Title PB RDU-FAT 10  Commodity Code 6475         Delivered
---                                                               -------------                -------                 ---
                                                                                                            Other
                                                                                                                       ---

--------------------------------------------------------------------------------------------
                                                                 PRODUCT FORMULATION
              END PRODUCT DESCRIPTION                               RAW BATCH BASIS
--------------------------------------------------------------------------------------------
                                                  Net
                                       Size     weight,     Name raw ingredients  Quantity
                              Net     and/or   in ounces,    in batch; place "DF" of each
End product label name,     weight   servings  or portion    after each donated   item in
type, code number, etc.    per case  per case  component            food.          pounds
         1                    2         3         4                   5              6
--------------------------------------------------------------------------------------------
Pineapple Dippers           18.13       40       2.00        PB 10           DF    5.50
82314
--------------------------------------------------------------------------------------------
                                                 2.50        Pineapple Apple       6.25
                                                                           Fruit
--------------------------------------------------------------------------------------------
                                                 2.75        Cinnamon Tortillas    6.88
                                                                           Chips
--------------------------------------------------------------------------------------------
TOTALS                     Total portion weight  7.25        Total batch weight   18.63
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                  END PRODUCT RETURN
                                  BASED ON PRODUCTION                             DONATED FOOD VALUE
---------------------------------------------------------------------------------------------------------------------
                                  Pounds                     Lbs. of                Dollars
                       Number    "DF" to      Percentage      each       Case         per
                      of cases   make one        of           "DF"       Price     allowable
                      per raw   case of end   manufacture   contained   not using    pound     Value "DF"   Net case
                       batch      product       yield       per case     "DF"       of "DF"     per case      price
                         7           8            9            10         11          12           13           14
---------------------------------------------------------------------------------------------------------------------
Pineapple Dippers      1.00        5.50         91.00        5.00       $34.00      $0.77       $3.85       $30.15
82314
---------------------------------------------------------------------------------------------------------------------
                                   6.25                      6.25

---------------------------------------------------------------------------------------------------------------------
                                   6.88                      6.88

---------------------------------------------------------------------------------------------------------------------
TOTALS                                                      18.13       $34.00                  $3.85       $30.15
---------------------------------------------------------------------------------------------------------------------

                                                                   -----------------------------------------------
By-products other than rework will be product YES   NO X If yes    PLEASE PRINT OR TYPE
refer to Articles 12 and 35 for further requirements.
CERTIFICATION REQUIRED: (DA must indicate option required)                 Dippy Foods Inc./Feedback Foundation
                                                                           ------------------------------------
                                                                           Name of Company
Donated Poultry Requires (Option 1)
                                   ------                                  Jon Stevenson
                                                                           ------------------------------------
Donated Poultry (Option 2)                                                 Name of Authorized Representative

Donated Meat Requires Option 1                                             President
Certification on Nonsubstitution                                           ------------------------------------
and Nondiversion                                                           Title of Authorized Representative
                                   ------
                                                                           Jon Stevenson              6-26-99
                                                                           ------------------------------------
                                                                           Signature                Date Signed

                                                                  -----------------------------------------------
Optional 2 Metal Detection Only                                                       illegible
                                   ------                                  ------------------------------------
                                                                           State Agency Approval Signature
Option 2 Additional Requirements
Attached and signed by DA and
Processor                                                                    CA                      7/1/99
                                   ------                                  ------------------------------------
                                                                           State                 Effective Date
                                                                   -----------------------------------------------

FORMULATION,  RETURN, AND FEE FOR SERVICE CANNOT BE CHANGED DURING THE AGREEMENT
PERIOD WITHOUT PRIOR APPROVAL OF DA.

THIS IS AN ORIGINAL  SCHEDULE  UNLESS  CHECKED BELOW                                                         Basis of Price (check):
X  Original  Schedule  (Submitted  w/Agreement no Change) END PRODUCT DATA SCHEDULE Contract Year: 1999-2000
---
   Additional Schedule (Submitted after Agreement Approval) ALL DONATED FOOD EXCLUDING POULTRY               FOB Plant  X
---                                                                                                                    ---
   Revised Schedule                                   Short Title PB RDU-FAT 10  Commodity Code 6475         Delivered
---                                                               -------------                -------                 ---
                                                                                                             Other
                                                                                                                       ---

--------------------------------------------------------------------------------------------
                                                                 PRODUCT FORMULATION
              END PRODUCT DESCRIPTION                               RAW BATCH BASIS
--------------------------------------------------------------------------------------------
                                                  Net
                                       Size     weight,     Name raw ingredients  Quantity
                              Net     and/or   in ounces,    in batch; place "DF" of each
End product label name,     weight   servings  or portion    after each donated   item in
type, code number, etc.    per case  per case  component            food.          pounds
         1                    2         3         4                   5              6
--------------------------------------------------------------------------------------------
Cherry Dippers              18.13       40       2.00        PB 10           DF    5.50
82303
--------------------------------------------------------------------------------------------
                                                 2.50        Apple Cherry          6.25
                                                                           Fruit
--------------------------------------------------------------------------------------------
                                                 2.75        Cinnamon Tortillas    6.88
                                                                           Chips
--------------------------------------------------------------------------------------------
TOTALS                     Total portion weight  7.25        Total batch weight   18.63
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                  END PRODUCT RETURN
                                  BASED ON PRODUCTION                             DONATED FOOD VALUE
---------------------------------------------------------------------------------------------------------------------
                                  Pounds                     Lbs. of                Dollars
                       Number    "DF" to      Percentage      each       Case         per
                      of cases   make one        of           "DF"       Price     allowable
                      per raw   case of end   manufacture   contained   not using    pound     Value "DF"   Net case
                       batch      product       yield       per case     "DF"       of "DF"     per case      price
                         7           8            9            10         11          12           13           14
---------------------------------------------------------------------------------------------------------------------
Cherry Dippers         1.00        5.50         91.00        5.00       $91.00      $0.77       $3.85       $87.15
82303
---------------------------------------------------------------------------------------------------------------------
                                   6.25                      6.25

---------------------------------------------------------------------------------------------------------------------
                                   6.88                      6.88

---------------------------------------------------------------------------------------------------------------------
TOTALS                                                      18.13       $91.00                  $3.85       $87.15
---------------------------------------------------------------------------------------------------------------------

                                                                   -----------------------------------------------
By-products other than rework will be product YES   NO X If yes    PLEASE PRINT OR TYPE
refer to Articles 12 and 35 for further requirements.
CERTIFICATION REQUIRED: (DA must indicate option required)                 Dippy Foods Inc./Feedback Foundation
                                                                           ------------------------------------
                                                                           Name of Company
Donated Poultry Requires (Option 1)
                                   ------                                  Jon Stevenson
                                                                           ------------------------------------
Donated Poultry (Option 2)                                                 Name of Authorized Representative

Donated Meat Requires Option 1                                             President
Certification on Nonsubstitution                                           ------------------------------------
and Nondiversion                                                           Title of Authorized Representative
                                   ------
                                                                           Jon Stevenson              6-26-99
                                                                           ------------------------------------
                                                                           Signature                Date Signed

                                                                  -----------------------------------------------
Optional 2 Metal Detection Only
                                   ------                                  ------------------------------------
                                                                           State Agency Approval Signature
Option 2 Additional Requirements
Attached and signed by DA and
Processor                                                                    CA                      7/1/99
                                   ------                                  ------------------------------------
                                                                           State                 Effective Date
                                                                   -----------------------------------------------

FORMULATION,  RETURN, AND FEE FOR SERVICE CANNOT BE CHANGED DURING THE AGREEMENT
PERIOD WITHOUT PRIOR APPROVAL OF DA.

THIS IS AN ORIGINAL  SCHEDULE  UNLESS  CHECKED BELOW                                                         Basis of Price (check):
X  Original  Schedule  (Submitted  w/Agreement no Change) END PRODUCT DATA SCHEDULE Contract Year: 1999-2000
---
   Additional Schedule (Submitted after Agreement Approval) ALL DONATED FOOD EXCLUDING POULTRY               FOB Plant  X
---                                                                                                                    ---
   Revised Schedule                                   Short Title PB RDU-FAT 10  Commodity Code 6476         Delivered
---                                                               -------------                -------                 ---
                                                                                                             Other
                                                                                                                       ---

--------------------------------------------------------------------------------------------
                                                                 PRODUCT FORMULATION
              END PRODUCT DESCRIPTION                               RAW BATCH BASIS
--------------------------------------------------------------------------------------------
                                                  Net
                                       Size     weight,     Name raw ingredients  Quantity
                              Net     and/or   in ounces,    in batch; place "DF" of each
End product label name,     weight   servings  or portion    after each donated   item in
type, code number, etc.    per case  per case  component            food.          pounds
         1                    2         3         4                   5              6
--------------------------------------------------------------------------------------------
Berry Berry Dippers         18.13       40       2.00        PB RDU-FAT 10   DF    5.50
81325
--------------------------------------------------------------------------------------------
                                                 2.50        Berry Berry Apple     6.26
                                                                           Fruit
--------------------------------------------------------------------------------------------
                                                 2.75        Cinnamon Tortillas    6.88
                                                                           Chips
--------------------------------------------------------------------------------------------
TOTALS                     Total portion weight  7.25        Total batch weight   18.64
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                  END PRODUCT RETURN
                                  BASED ON PRODUCTION                             DONATED FOOD VALUE
---------------------------------------------------------------------------------------------------------------------
                                  Pounds                     Lbs. of                Dollars
                       Number    "DF" to      Percentage      each       Case         per
                      of cases   make one        of           "DF"       Price     allowable
                      per raw   case of end   manufacture   contained   not using    pound     Value "DF"   Net case
                       batch      product       yield       per case     "DF"       of "DF"     per case      price
                         7           8            9            10         11          12           13           14
---------------------------------------------------------------------------------------------------------------------
Berry Berry Dippers    1.00        5.50         91.00        5.00       $34.00      $1.03       $5.16       $28.84
81325
---------------------------------------------------------------------------------------------------------------------
                                   6.26                      6.26

---------------------------------------------------------------------------------------------------------------------
                                   6.88                      6.88

---------------------------------------------------------------------------------------------------------------------
TOTALS                                                      18.14       $34.00                  $5.16       $28.84
---------------------------------------------------------------------------------------------------------------------

                                                                   -----------------------------------------------
By-products other than rework will be product YES   NO X If yes    PLEASE PRINT OR TYPE
refer to Articles 12 and 35 for further requirements.
CERTIFICATION REQUIRED: (DA must indicate option required)                 Dippy Foods Inc./Feedback Foundation
                                                                           ------------------------------------
                                                                           Name of Company
Donated Poultry Requires (Option 1)
                                   ------                                  Jon Stevenson
                                                                           ------------------------------------
Donated Poultry (Option 2)                                                 Name of Authorized Representative

Donated Meat Requires Option 1                                             President
Certification on Nonsubstitution                                           ------------------------------------
and Nondiversion                                                           Title of Authorized Representative
                                   ------
                                                                           Jon Stevenson              6-26-99
                                                                           ------------------------------------
                                                                           Signature                Date Signed

                                                                  -----------------------------------------------
Optional 2 Metal Detection Only
                                   ------                                  ------------------------------------
                                                                           State Agency Approval Signature
Option 2 Additional Requirements
Attached and signed by DA and
Processor                                                                    CA                      7/1/99
                                   ------                                  ------------------------------------
                                                                           State                 Effective Date
                                                                   -----------------------------------------------

FORMULATION,  RETURN, AND FEE FOR SERVICE CANNOT BE CHANGED DURING THE AGREEMENT
PERIOD WITHOUT PRIOR APPROVAL OF DA.

THIS IS AN ORIGINAL  SCHEDULE  UNLESS  CHECKED BELOW                                                         Basis of Price (check):
X  Original  Schedule  (Submitted  w/Agreement no Change) END PRODUCT DATA SCHEDULE Contract Year: 1999-2000
---
   Additional Schedule (Submitted after Agreement Approval) ALL DONATED FOOD EXCLUDING POULTRY               FOB Plant  X
---                                                                                                                    ---
   Revised Schedule                                   Short Title PB RDU-FAT 10  Commodity Code 6476         Delivered
---                                                               -------------                -------                 ---
                                                                                                             Other
                                                                                                                       ---

--------------------------------------------------------------------------------------------
                                                                 PRODUCT FORMULATION
              END PRODUCT DESCRIPTION                               RAW BATCH BASIS
--------------------------------------------------------------------------------------------
                                                  Net
                                       Size     weight,     Name raw ingredients  Quantity
                              Net     and/or   in ounces,    in batch; place "DF" of each
End product label name,     weight   servings  or portion    after each donated   item in
type, code number, etc.    per case  per case  component            food.          pounds
         1                    2         3         4                   5              6
--------------------------------------------------------------------------------------------
Pineapple Dippers           18.13       40       2.00        PB RDU-FAT 10   DF    5.50
81325
--------------------------------------------------------------------------------------------
                                                 2.50        Pineapple Apple       6.26
                                                                           Fruit
--------------------------------------------------------------------------------------------
                                                 2.75        Cinnamon Tortillas    6.88
                                                                           Chips
--------------------------------------------------------------------------------------------
TOTALS                     Total portion weight  7.25        Total batch weight   18.64
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                  END PRODUCT RETURN
                                  BASED ON PRODUCTION                             DONATED FOOD VALUE
---------------------------------------------------------------------------------------------------------------------
                                  Pounds                     Lbs. of                Dollars
                       Number    "DF" to      Percentage      each       Case         per
                      of cases   make one        of           "DF"       Price     allowable
                      per raw   case of end   manufacture   contained   not using    pound     Value "DF"   Net case
                       batch      product       yield       per case     "DF"       of "DF"     per case      price
                         7           8            9            10         11          12           13           14
---------------------------------------------------------------------------------------------------------------------
Pineapple Dippers      1.00        5.50         91.00        5.00       $34.00      $1.03       $5.16       $28.84
81325
---------------------------------------------------------------------------------------------------------------------
                                   6.26                      6.25

---------------------------------------------------------------------------------------------------------------------
                                   6.88                      6.88

---------------------------------------------------------------------------------------------------------------------
TOTALS                                                      18.13       $34.00                  $5.16       $28.84
---------------------------------------------------------------------------------------------------------------------

                                                                   -----------------------------------------------
By-products other than rework will be product YES   NO X If yes    PLEASE PRINT OR TYPE
refer to Articles 12 and 35 for further requirements.
CERTIFICATION REQUIRED: (DA must indicate option required)                 Dippy Foods Inc./Feedback Foundation
                                                                           ------------------------------------
                                                                           Name of Company
Donated Poultry Requires (Option 1)
                                   ------                                  Jon Stevenson
                                                                           ------------------------------------
Donated Poultry (Option 2)                                                 Name of Authorized Representative

Donated Meat Requires Option 1                                             President
Certification on Nonsubstitution                                           ------------------------------------
and Nondiversion                                                           Title of Authorized Representative
                                   ------
                                                                           Jon Stevenson              6-26-99
                                                                           ------------------------------------
                                                                           Signature                Date Signed

                                                                  -----------------------------------------------
Optional 2 Metal Detection Only
                                   ------                                  ------------------------------------
                                                                           State Agency Approval Signature
Option 2 Additional Requirements
Attached and signed by DA and
Processor                                                                     CA                     7/1/99
                                   ------                                  ------------------------------------
                                                                           State                 Effective Date
                                                                   -----------------------------------------------

FORMULATION,  RETURN, AND FEE FOR SERVICE CANNOT BE CHANGED DURING THE AGREEMENT
PERIOD WITHOUT PRIOR APPROVAL OF DA.

                         U.S. DEPARTMENT OF AGRICULTURE

--------------------------------------------------------------------------------

         Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion - Lower Tier Covered Transactions

--------------------------------------------------------------------------------

This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 7 CFR Part 3017, Section 3017.510, Participants' responsibilities. The regulations were published as Part IV of the January 30, 1989, Federal Register (pages 4722-4733). Copies of the regulations may be obtained by contacting the Department of Agriculture agency with which this transaction originated.

        (BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS ON REVERSE)

(1) The prospective lower tier participant certifies, by submission of this proposal, that neither it nor its principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2) Where the prospective lower tier participant is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.



   Feedback Foundation, Inc.
--------------------------------------------------------------------------------
Organization Name                                PR/Award Number or Project Name



   Mike Falk    General Manager
--------------------------------------------------------------------------------
Name and Title of Authorized Representative


  illegible                                                5/21/99
--------------------------------------------------------------------------------
Signature                                                   Date

                        CERTIFICATION REGARDING PROVISION
                            OF A DRUG-FREE WORKPLACE

     I, behalf of the contractor or grantee, do hereby certify that the contractor or grantee will provide a drug-free workplace by doing all of the following, as required by California Government Code Section 8355, as a condition of the contract or grant:

     (a) Publish a statement notifying employees that the unlawful manufacture, distribution, dispensation, possession or use of a controlled substance is prohibited in this person's or organization's workplace and specifying the actions that will be taken against employees for violations of the prohibition.

     (b) Establish a drug-free awareness program to inform employees aboout all of the following:

     (1)  The dangers of drug abuse in the workplace.

     (2) The person's or organization's policy of maintaining a drug-free workplace.

     (3) Any available drug counseling, rehabilitation and employee assistance programs.

     (4) The penalties that may be imposed upon employees for drug abuse violations.

     (c) Require that each employee engaged in the performance of the contract or grant be given a copy of the statement required by subdivision (a) and that, as a condition of employment on the contract or grant, the employee agrees to abide by the terms of the statement.

     The contractor or grantee understands that the contract or grant may be subject to suspension of payments under the contract or grant or termination of the contract or grant, or both, and the contractor or grantee thereunder may be subject to debarment if the California Department of Education determines that either of the following has occurred:

(1)  The contractor or grantee has made a false certification.

(2) The contractor or grantee violates this certification by failing to carry out the requirements of subdivision (a) to (c), inclusive, above.

--------------------------------------------------------------------------------
Organization Name

     FEEDBACK FOUNDATION, INC.
--------------------------------------------------------------------------------
Name and Title of Authorized Representative

     Mike Falk, General Manager
--------------------------------------------------------------------------------
Signature                                                    Date

 illegible                                               August 14, 1998
--------------------------------------------------------------------------------
 illegible                                                    5/21/99